                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 21, 2007
                                                           ------------


                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

         Indiana                           0-25023             35-2056949
         -------                           ---------           ----------
(State or other jurisdiction of           (Commission         (IRS Employer
         incorporation)                   File Number)       Identification No.)

         220 Federal Drive N.W., Corydon, Indiana              47112
         ----------------------------------------              ------
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On May 21, 2007, First Capital, Inc., the holding company for First Harrison Bank, mailed a letter to its shareholders correcting an error in its quarterly mailer for the quarter ended March 31, 2007. The text of the letter is as follows:

                                  May 21, 2007

                  Dear Shareholders:

                  Due to an oversight in proofing the quarterly mailer, book value per share as of March 31, 2007 should be $15.65 per share, not $17.16 per share as stated.

                  The correct percentage change is 5.16%, not 15.33% as stated in the quarterly mailer.

                  We are sorry for this oversight.

                  Sincerely,


                  /s/ William Harrod

                  William Harrod
                  President and CEO

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST CAPITAL, INC.


Dated: May 21, 2007                    By: /s/ William W. Harrod
                                           -------------------------------------
                                           William W. Harrod
                                           President and Chief Executive Officer